Exhbit 21.1

TRAMMELL CROW COMPANY SUBSIDIARIES

ENTITY NAME	STATE/COUNTRY OF FORMATION	CITY/COUNTY/STATE OF DBA	DBA NAME
1996 DFW OFFICE, INC.	DELAWARE	TEXAS	1996 DFW OFFICE I, INC.
3865 TCMP VENTURE, LLC	DELAWARE
3865 WILSON, L.L.C.	VIRGINIA
777 6TH STREET LLC	DELAWARE
AEW #10 CORPORATION	MASSACHUSETTS
ARVADA MARKETPLACE EAST, LLC	DELAWARE
ATASCOCITA COMMONS ASSOCIATES, LP	DELAWARE
ATLANTA WESTSIDE VILLAGE PARTNERS, LLC	DELAWARE
ATWATER 12 LP	DELAWARE
AUSTIN RETAIL INVESTMENT, INC.	DELAWARE
BALTIMORE LAND HOLDINGS, LLC	DELAWARE
BC PLAZA II/III, LTD.	TEXAS
BEAUMONT ASSOCIATES, LLC	DELAWARE
BOLINGBROOK MOB, LLC	DELAWARE
BPP-CM, L.P.	TEXAS	COUNTY OF HARRIS, TX	BALLPARK PLACE
BPP-CM, L.P.	TEXAS	COUNTY OF TRAVIS, TX	BALLPARK PLACE
BPP-CM, L.P.	TEXAS	TEXAS	BALLPARK PLACE
BURBANK AIRPORT PLAZA, LLC	DELAWARE
BURLESON-STASSNEY LAND II, LTD.	TEXAS
BURLESON-STASSNEY LAND III, LTD.	TEXAS
BURLESON-STASSNEY LAND, LTD.	TEXAS
CATMONTU INSURANCE COMPANY, LTD.	CAYMAN ISLANDS
CENTRE POINT COMMONS, LLC	DELAWARE
CG HANNA LLC	DELAWARE
CH-NORTHWEST PLACE ONE, LTD.	TEXAS
CH-NWP, INC.	DELAWARE
COLLINS CROSSING II, LTD.	TEXAS
COLLINS CROSSING, LTD.	TEXAS
COLUMBIA CORPORATE PARK I, LLC	DELAWARE
COMMONS ASSOCIATES, LLC	DELAWARE
CONROE DISTRIBUTION BTS, LP	DELAWARE
CONROE DISTRIBUTION GP, INC.	DELAWARE

CREST HILL INDUSTRIAL, LLC	DELAWARE
CREST HILL PT INDUSTRIAL ASSOCIATES, LLC	DELAWARE
CRESTVIEW STATION DS LAND, LP	DELAWARE
CRESTVIEW STATION DS, LLC	DELAWARE
CRESTVIEW STATION LLR LAND, LP	DELAWARE
CRESTVIEW STATION LLR, LLC	DELAWARE
CRESTVIEW STATION MANAGEMENT, L.L.C.	DELAWARE
CRESTVIEW STATION RTB LAND, LP	DELAWARE
CRESTVIEW STATION RTB, LLC	DELAWARE
CRESTVIEW STATION, L.P.	DELAWARE
CROW ATLANTA DEVELOPMENT-1996, INC.	DELAWARE
CV VILLAGE, L.P.	DELAWARE
DALLAS/FORT WORTH REAL ESTATE INVESTMENTS #2, L.P.	TEXAS
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF LOS ANGELES, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF ORANGE, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SACRAMENTO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SAN DIEGO, CA	EASI
ENVIRONMENTAL ASSET SERVICES, INC.	DELAWARE	COUNTY OF SANTA BARBARA, CA	EASI
EXPO 2 PARTNERS, LTD.	TEXAS
EXPO LAND, INC.	DELAWARE
EXPO MANAGEMENT I, LLC	TEXAS
EXPO MANAGEMENT II, L.L.C.	TEXAS
EXPO MANAGEMENT III, LLC	TEXAS
EXPO PARTNERS I, LTD.	TEXAS
EXPO PARTNERS II, LTD.	TEXAS
EXPO PARTNERS III, LTD.	TEXAS
FAIRWAY CENTRE ASSOCIATES, L.P.	TEXAS	COUNTY OF HARRIS, TX	FAIRWAY CENTRE
FAIRWAY CENTRE, INC.	DELAWARE
FAISON SERVICIOS INMOBILIARIOS S.A.	CHILE
FREEPORT #2, LP	TEXAS
GATEWAY COMMERCE CENTER LLC	DELAWARE
GLENDALE AND 91ST AVENUE LLC	ARIZONA
GLENDALE AND 91ST GP, INC.	DELAWARE
GRAND PARKWAY/I-10 ASSOCIATES, L.P.	TEXAS
HIGH STREET ATLANTA, INC.	DELAWARE
HIGH STREET CARRIAGE INN, LLC	DELAWARE

HIGH STREET CHARLOTTE, INC.	DELAWARE
HIGH STREET CHARLOTTE, LLC	DELAWARE
HIGH STREET CLARKSON, INC.	DELAWARE
HIGH STREET COLUMBIA, INC.	DELAWARE
HIGH STREET COLUMBIA, LLC	DELAWARE
HIGH STREET CRESTVIEW STATION GP, INC.	DELAWARE
HIGH STREET CRESTVIEW STATION, L.P.	DELAWARE
HIGH STREET MADISON, INC.	DELAWARE
HIGH STREET MADISON, LLC	DELAWARE
HIGH STREET MAPLE TERRACE ASSOCIATES LP	DELAWARE
HIGH STREET MAPLE TERRACE GP, INC.	DELAWARE
HIGH STREET MAPLE TERRACE LP	DELAWARE
HIGH STREET MARYLAND, LLC	DELAWARE
HIGH STREET MT LP	DELAWARE
HIGH STREET RAINEY GP, INC.	DELAWARE
HIGH STREET RAINEY, LP	DELAWARE
HIGH STREET RESIDENTIAL, INC.	DELAWARE
HIGH STREET VICTORIAN SQUARE, INC.	DELAWARE
HIGH STREET VICTORIAN SQUARE, LLC	DELAWARE
HISTORIC WESTSIDE VILLAGE PARTNERS, LLC	DELAWARE
I-30 DISTRIBUTION GP, LLC	DELAWARE
I-30 DISTRIBUTION, LP	DELAWARE
INDUSTRIAL NV, LLC	NEVADA
JFK INTERNATIONAL AIR CARGOCENTRE, LLC	DELAWARE
KATY POB I, L.P.	TEXAS	COUNTY OF DALLAS, TX	MEMORIAL HERMANN KATY POB 1
KATY POB I, L.P.	TEXAS	COUNTY OF HARRIS, TX	MEMORIAL HERMANN KATY POB 1
KATY POB I, L.P.	TEXAS	COUNTY OF TRAVIS, TX	MEMORIAL HERMANN KATY POB 1
KATY POB I, L.P.	TEXAS	TEXAS	MEMORIAL HERMANN KATY POB 1
KEARNY POINT, LLC	DELAWARE
KENSWICK INDUSTRIAL CENTER GP, LLC	DELAWARE
KENSWICK INDUSTRIAL CENTER, LP	DELAWARE
KYRENE MESA DEVELOPMENT COMPANY LLC	ARIZONA
LA GRANGE MOB, LLC	DELAWARE
LAKELINE RETAIL 2000, LTD.	TEXAS
LANDMARK VI INDUSTRIAL CENTER, LTD.	TEXAS
LONG VISTA INDUSTRIAL GP, INC.	DELAWARE

LONG VISTA INDUSTRIAL, LP	DELAWARE
MADISON INDUSTRIAL ASSOCIATES, LLC	DELAWARE
MADISON VENTURE, LLC	DELAWARE
MCCRELESS SQUARE, LTD.	TEXAS
MONTEVIDEO REALTY BUSINESS TRUST	MARYLAND
MONTEVIDEO SOUTH BUSINESS TRUST	MARYLAND
MONTPELIER II, LLC	DELAWARE
MOORESHACK, LLC	DELAWARE
MROTC DEVELOPMENT PARTNERS LLC	DELAWARE
MT. ADAMS LLC	NEVADA
NCC CONSORTIUM, LLC	DELAWARE
NE METRO DEVELOPMENT 2, INC.	DELAWARE
NORTHWOOD GP, LTD.	TEXAS
NORTHWOOD PROPERTIES, LTD.	TEXAS
OLD TOWN FAIRFAX VILLAGE, LLC	DELAWARE
ONE RIVERWALK PLACE, L.L.C.	TEXAS
OREGON OFFICE CONSTRUCTION COMPANY	OREGON	OREGON	RAVEN CONSTRUCTION
PARMER LANE VILLAGE, LTD.	TEXAS
PARMER/35 RETAIL, LTD.	TEXAS
PARTNERS HEALTH REALTY HOLDINGS, INC.	DELAWARE	COUNTY OF NEW CASTLE, DE	PARTNERS HEALTH TRUST, INC.
PHT CARE GROUP, LLC	DELAWARE
PHT HEALTH PAVILION CRH, LLC	DELAWARE
PHT INVESTMENT HOLDINGS II, LLC	DELAWARE
PHT INVESTMENT HOLDINGS, LLC	DELAWARE
PHT LAKEVIEW, LLC	DELAWARE
PHT MEMORIAL HERMANN LP, LLC	DELAWARE
PHT MIDDLETOWN, LLC	DELAWARE
PHT MOORESVILLE, LLC	DELAWARE
PHT ST. FRANCIS PROFESSIONAL II, LLC	DELAWARE
PHT ST. VINCENT, LLC	DELAWARE
PHT WOMEN’S, LLC	DELAWARE
PLAZA V 620 GP, LTD.	TEXAS
PLAZA V 620, LTD.	TEXAS
RAVEN INSURANCE COMPANY, LTD.	CAYMAN ISLANDS
REALTY HOLDING, INC.	DELAWARE
RESTON WETLANDS, LLC	DELAWARE

RIATA GATEWAY GP, INC.	DELAWARE
RIATA GATEWAY, L.P.	DELAWARE
RP LAND, LP	DELAWARE
RW RETAIL ASSOCIATES L.P.	TEXAS
RW RETAIL, INC.	DELAWARE
SA CROSSROADS RETAIL, L.P.	DELAWARE
SCHERTZ PT INDUSTRIAL ASSOCIATES LAND LIMITED PARTNERSHIP	DELAWARE
SCOTTSDALE-PARADISE LANE LLC	DELAWARE
SOUTH RIVER ONE, INC.	DELAWARE
STAFFORD CENTER GP, LLC	DELAWARE
STAFFORD CENTER, LP	DELAWARE	COUNTY OF FORT BEND, TX	STAFFORD PARK BUSINESS CENTER
STAFFORD CENTER, LP	DELAWARE	COUNTY OF TRAVIS, TX	STAFFORD PARK BUSINESS CENTER
STAFFORD CENTER, LP	DELAWARE	TEXAS	STAFFORD PARK BUSINESS CENTER
STASSNEY HEIGHTS, LTD.	TEXAS
STEAD DISTRIBUTION CENTER LLC	NEVADA
SUGAR LAND POB I, L.P.	TEXAS	COUNTY OF DALLAS, TX	MEMORIAL HERMANN SUGAR LAND POB 1
SUGAR LAND POB I, L.P.	TEXAS	COUNTY OF FORT BEND, TX	MEMORIAL HERMANN SUGAR LAND POB 1
SUGAR LAND POB I, L.P.	TEXAS	COUNTY OF TRAVIS, TX	MEMORIAL HERMANN SUGAR LAND POB 1
SUGAR LAND POB I, L.P.	TEXAS	TEXAS	MEMORIAL HERMANN SUGAR LAND POB 1
SYCAMORE BUSINESS PARK LLC	DELAWARE
T.C. SERVICES DE MEXICO, S. DE R.L. DE C.V.	MEXICO
TC ABERDEEN, LLC	DELAWARE
TC ARROWPOINT LP	DELAWARE
TC ASHBURN LLC	DELAWARE
TC ATLANTA DEVELOPMENT, INC.	DELAWARE
TC ATWATER LAND GENERAL PARTNER LP	DELAWARE
TC ATWATER LAND LP	DELAWARE
TC BALLPARK GP, INC.	DELAWARE
TC BARTON, LP	DELAWARE
TC BROADWAY TRADE CENTER GP, INC.	DELAWARE
TC BROADWAY TRADE CENTER INVESTORS LP	TEXAS
TC BROADWAY TRADE CENTER LP	TEXAS
TC CAMERON DEVELOPMENT LAND LP	DELAWARE
TC CHEVY CHASE PARK LP	DELAWARE
TC CONCORD COMMONS LLC	DELAWARE
TC CONTRACTORS DC, INC.	DELAWARE

TC CONTRACTORS, INC.	DELAWARE	NEW YORK	TCNY CONTRACTORS
TC DALLAS #1, LP	DELAWARE
TC DALLAS #2 GP, INC.	DELAWARE
TC DALLAS #2, LP	DELAWARE
TC DALLAS/FORT WORTH INVESTMENT AND DEVELOPMENT, LP	TEXAS
TC DAVIDSON MILL, LLC	DELAWARE
TC DC LAND LP	DELAWARE
TC DENVER TELCO LLC	DELAWARE
TC DUHS, INC.	DELAWARE
TC DUHS, LLC	DELAWARE	COUNTY OF WAKE, NC	TC DUHS BTS, LLC
TC DUHS, LLC	DELAWARE	NORTH CAROLINA	TC DUHS BTS, LLC
TC DULLES STATION, LLC	DELAWARE
TC ECKINGTON, INC.	DELAWARE
TC EPICENTER INVESTMENTS, LLC	DELAWARE
TC FAIRWAY PLAZA II, LTD.	TEXAS	COUNTY OF HARRIS, TX	FAIRWAY MARKETPLACE
TC GATEWAY COMMERCE, LLC	DELAWARE
TC GLENDALE AND 91ST AVENUE LP	DELAWARE
TC GRAND PARKWAY GP, INC.	DELAWARE
TC GREENHILL, LLC	OKLAHOMA
TC HARRISBURG LLC	DELAWARE
TC HD DEVELOPMENT, LLC	DELAWARE
TC HOUSTON KATY GP, INC.	DELAWARE
TC HOUSTON SUGAR LAND GP, INC.	DELAWARE
TC HOUSTON TFK, INC.	DELAWARE
TC HOUSTON, INC.	DELAWARE	COUNTY OF DALLAS, TX	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	COUNTY OF HARRIS, TX	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	COUNTY OF TRAVIS, TX	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	TEXAS	CITYWEST CENTER
TC HOUSTON, INC.	DELAWARE	COUNTY OF DALLAS, TX	LA RAMBLA
TC HOUSTON, INC.	DELAWARE	COUNTY OF HARRIS, TX	LA RAMBLA
TC HOUSTON, INC.	DELAWARE	COUNTY OF TRAVIS, TX	LA RAMBLA
TC HOUSTON, INC.	DELAWARE	TEXAS	LA RAMBLA
TC HOUSTON, INC.	DELAWARE	COUNTY OF DALLAS, TX	THE DISTRICT
TC HOUSTON, INC.	DELAWARE	COUNTY OF HARRIS, TX	THE DISTRICT
TC HOUSTON, INC.	DELAWARE	COUNTY OF TRAVIS, TX	THE DISTRICT
TC HOUSTON, INC.	DELAWARE	TEXAS	THE DISTRICT

TC I-35 OKLAHOMA LLC	DELAWARE
TC IL CONTRACTORS, INC.	DELAWARE
TC INDUSTRIAL (CANADA), L.P.	DELAWARE
TC INDUSTRIAL GP, LLC	DELAWARE
TC INDUSTRIAL, INC.	DELAWARE
TC JFK, INC.	DELAWARE
TC JYP, LLC	DELAWARE
TC KATY HEALTHCARE DEVELOPMENT, INC.	DELAWARE
TC KILLEEN MP, LP	DELAWARE
TC KTY, LP	DELAWARE
TC LIT JJ, LP	DELAWARE
TC LIT PALMS, LLC	DELAWARE
TC MCKINNEY GP, INC.	DELAWARE
TC MCKINNEY SSA, LP	DELAWARE
TC MERIDIAN TOWER LP	DELAWARE
TC MIDATLANTIC DEVELOPMENT II, INC.	DELAWARE
TC MIDATLANTIC DEVELOPMENT III, INC.	DELAWARE
TC MIDATLANTIC DEVELOPMENT, INC.	DELAWARE	CITY OF RICHMOND, VA	TRAMMELL CROW COMPANY
TC MIDATLANTIC DEVELOPMENT, INC.	DELAWARE	VIRGINIA	TRAMMELL CROW COMPANY
TC MIDATLANTIC PROPERTIES, INC.	DELAWARE
TC MK, INC.	DELAWARE
TC OKLAHOMA BTS DEVELOPMENT, INC.	DELAWARE
TC OKLAHOMA DEVELOPMENT, INC.	DELAWARE
TC PENNSY DRIVE LLC	DELAWARE
TC PORT YBOR II LLC	DELAWARE
TC PORT YBOR LLC	DELAWARE
TC PREMIER ROW HOLDING, INC.	DELAWARE
TC SCHERTZ INDUSTRIAL ASSOCIATES LAND GP, INC.	DELAWARE
TC SERVICENET, INC.	DELAWARE
TC SIERRA BUILDING A, INC.	DELAWARE
TC SIERRA CORPORATE CENTER, INC.	DELAWARE
TC SIERRA TOWN CENTER, INC.	DELAWARE
TC SL HEALTHCARE DEVELOPMENT, INC.	DELAWARE
TC SL, LP	DELAWARE
TC SOUTH BRUNSWICK, INC.	DELAWARE
TC SOUTH RIVER OFFICE LLC	DELAWARE

TC SPRINGFIELD, LLC	VIRGINIA
TC TIMBERCREEK ASSOCIATES, LP	DELAWARE
TC TIMBERCREEK GP, INC.	DELAWARE
TC WESTVIEW PLAZA LP	DELAWARE
TCC AIR GP, LLC	DELAWARE
TCC GENERAL AGENCY, INC.	TEXAS
TCC INVESTORS, INC.	DELAWARE
TCC LOUDOUN TELECOM, LLC	DELAWARE
TCC MCLEAN PARKING LLC	DELAWARE
TCC NORTH FLORIDA DEVELOPMENT #1, INC.	DELAWARE
TCC RISK SERVICES, INC.	DELAWARE
TCC/AMB AVIATION IAH LP	DELAWARE
TCC/AMB AVIATION IAH VENTURE LLC	DELAWARE
TCC/LION CANADIAN INDUSTRIAL A, LLC	DELAWARE
TCC/LION CANADIAN INDUSTRIAL B, LLC	DELAWARE
TCC/LION INDUSTRIAL II, L.P.	DELAWARE
TCC-BTS CLEVELAND L.L.C.	DELAWARE
TCC-LION INDUSTRIAL, LLC	DELAWARE
TCCNV, INC.	DELAWARE
TCCNV, LP	TEXAS
TCC-PB I, LTD.	FLORIDA
TCCT #2, INC.	DELAWARE
TCCT DEVELOPMENT #2, INC.	DELAWARE
TCCT DEVELOPMENT, INC.	DELAWARE
TCCT NW PORTFOLIO, INC.	DELAWARE
TCCT REAL ESTATE, INC.	DELAWARE
TCCT SAN ANTONIO INVESTMENTS, INC.	DELAWARE
TCDFW #1, INC.	DELAWARE
TCDFW #2, INC.	DELAWARE
TCDFW ACQUISITIONS LP	TEXAS
TCDFW BMOB LP	TEXAS
TCDFW BMPH, LP	TEXAS
TCDFW BMPNG, LP	TEXAS
TCDFW DIVISION, LP	TEXAS
TCDFW DSCH, LP	DELAWARE
TCDFW I-20 I, LP	DELAWARE

TCDFW I-20 II, LP	DELAWARE
TCDFW I30-CH, LP	DELAWARE
TCDFW INDUSTRIAL INVESTMENTS, INC.	DELAWARE
TCDFW INVESTMENT AND DEVELOPMENT, INC.	DELAWARE
TCDFW JJ GP, LLC	DELAWARE
TCDFW LAKEPARK PLAZA, L.P.	TEXAS
TCDFW LCT LP	TEXAS
TCDFW PEACHTREE LP	TEXAS
TCDFW QUEST, INC.	DELAWARE
TCDFW SDPA, INC.	DELAWARE
TCDFW, INC.	DELAWARE	COUNTY OF COLLIN, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF DALLAS, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF DENTON, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF LUBBOCK, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	COUNTY OF TARRANT, TX	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW, INC.	DELAWARE	TEXAS	TRAMMELL CROW DALLAS/FORT WORTH
TCDFW-COLLINS CROSSING, LTD.	TEXAS
TCFP SHOPPING CENTER II, INC.	DELAWARE
TCH #2, INC.	DELAWARE
TCH TFK, L.P.	TEXAS
TCM 3865, LLC	DELAWARE
TCNE ATWATER 12, INC.	DELAWARE
TCNE ATWATER LAND GP, INC.	DELAWARE
TCNE DEVELOPMENT, INC.	DELAWARE
TCNE-HORIZON, INC.	DELAWARE
TEAM ECKINGTON, LLC	DELAWARE
TFK RETAIL, LTD.	TEXAS
TITAN CONSTRUCTION GROUP, INC.	DELAWARE
TRAMMELL CROW (THAILAND) COMPANY LTD.	THAILAND
TRAMMELL CROW ARGENTINA S.A.	ARGENTINA
TRAMMELL CROW ARIZONA DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW ARROWPOINT, INC.	DELAWARE
TRAMMELL CROW ASSET MANAGEMENT, INC.	DELAWARE
TRAMMELL CROW ATLANTA DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW BROKERAGE SERVICES, LTD.	TEXAS
TRAMMELL CROW BTS, INC.	DELAWARE

TRAMMELL CROW CAPITAL COMPANY II, INC.	DELAWARE
TRAMMELL CROW CAPITAL CORPORATION	DELAWARE
TRAMMELL CROW CAROLINAS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CENTRAL TEXAS DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	COUNTY OF TRAVIS, TX	TRAMMELL CROW COMPANY
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	COUNTY OF DALLAS, TX	TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	COUNTY OF TRAVIS, TX	TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CENTRAL TEXAS, LTD.	TEXAS	TEXAS	TRAMMELL CROW CENTRAL TEXAS
TRAMMELL CROW CHICAGO DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW CHILE INMOBILIARIA LIMITADA	CHILE	CHILE	TRAMMELL CROW COMPANY, LTD.
TRAMMELL CROW CHILE S.A.	CHILE
TRAMMELL CROW COMPANY - CHILE, INC.	DELAWARE
TRAMMELL CROW COMPANY - SOUTH AMERICAN HOLDINGS, INC.	DELAWARE
TRAMMELL CROW COMPANY (AUST) PTY LIMITED	AUSTRALIA
TRAMMELL CROW COMPANY (GERMANY) GMBH	GERMANY
TRAMMELL CROW COMPANY (HONG KONG) LIMITED	HONG KONG
TRAMMELL CROW COMPANY (INDIA) PRIVATE LIMITED	INDIA
TRAMMELL CROW COMPANY (IRELAND) LIMITED	IRELAND
TRAMMELL CROW COMPANY (ISRAEL) LIMITED	ISRAEL
TRAMMELL CROW COMPANY (NETHERLANDS) B.V.	NETHERLANDS
TRAMMELL CROW COMPANY (NZ) LIMITED	NEW ZEALAND
TRAMMELL CROW COMPANY (SINGAPORE) PTE. LIMITED	SINGAPORE
TRAMMELL CROW COMPANY (SOUTH AFRICA) (PROPRIETARY) LIMITED	SOUTH AFRICA
TRAMMELL CROW COMPANY (SPAIN), S.L.	SPAIN
TRAMMELL CROW COMPANY (SWITZERLAND) LTD.	SWITZERLAND
TRAMMELL CROW COMPANY (UK) LTD.	UNITED KINGDOM
TRAMMELL CROW COMPANY AIR FREIGHT & LOGISTICSCENTRE 1, L.P.	DELAWARE
TRAMMELL CROW COMPANY AIR FREIGHT & LOGISTICSCENTRE 2, L.P.	DELAWARE
TRAMMELL CROW COMPANY AIR FREIGHT & LOGISTICSCENTRE 3, L.P.	DELAWARE
TRAMMELL CROW COMPANY ASIA PACIFIC LIMITED	CAYMAN ISLANDS
TRAMMELL CROW COMPANY COLOMBIA S.A.	COLOMBIA	COLOMBIA	TRAMMELL COLOMBIA S.A.
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DELAWARE	COUNTY OF CLARK, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW COMPANY CONSTRUCTION SERVICES, INC.	DELAWARE	COUNTY OF WASHOE, NV	TRAMMELL CROW CONSTRUCTION
TRAMMELL CROW COMPANY DE VENEZUELA, C.A.	VENEZUELA
TRAMMELL CROW COMPANY IAH INTERNATIONAL AIR CARGOCENTRE II, L.P.	DELAWARE
TRAMMELL CROW COMPANY INTERNATIONAL AIR CARGO III, L.P.	DELAWARE

TRAMMELL CROW COMPANY INTERNATIONAL AIR CARGOCENTRE III, L.P.	DELAWARE
TRAMMELL CROW COMPANY ITALY S.R.L.	ITALY
TRAMMELL CROW COMPANY LIMITED	UNITED KINGDOM
TRAMMELL CROW COMPANY SWEDEN AB	SWEDEN
TRAMMELL CROW COMPANY YYC AIRFREIGHT & LOGISTICSCENTRE A, ULC	ALBERTA
TRAMMELL CROW COMPANY YYC AIRFREIGHT & LOGISTICSCENTRE B, ULC	ALBERTA
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF CLAYTON, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF COBB, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF DEKALB, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF FULTON, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF GWINNETT, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CONSTRUCTION-ATLANTA, INC.	DELAWARE	COUNTY OF HENRY, GA	RAVEN CONSTRUCTION
TRAMMELL CROW CUB INVESTMENT, L.L.C.	COLORADO
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT LIMITED PARTNERSHIP	TEXAS
TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT, INC.	DELAWARE	TEXAS	TRAMMELL CROW DALLAS INDUSTRIAL DEVELOPMENT I, INC.
TRAMMELL CROW DALLAS/FORT WORTH REAL ESTATE, LTD.	TEXAS
TRAMMELL CROW DALLAS/FORT WORTH, LTD.	TEXAS
TRAMMELL CROW DEERWOOD COMMERCE CENTER, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT II, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT III, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT IV, INC.	DELAWARE
TRAMMELL CROW DENVER DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DETROIT DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW DO BRASIL LTDA.	BRAZIL
TRAMMELL CROW GLOBAL SOLUTIONS II INC.	CAYMAN ISLANDS
TRAMMELL CROW GLOBAL SOLUTIONS INC.	CAYMAN ISLANDS
TRAMMELL CROW HIGHER EDUCATION DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW HOUSTON DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW HOUSTON, LTD.	TEXAS	NEW MEXICO	TRAMMELL CROW HOUSTON, LIMITED PARTNERSHIP
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 1996, L. P.	DELAWARE
TRAMMELL CROW INDIVIDUAL INVESTMENT FUND 2003 L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND II, L.P.	DELAWARE

TRAMMELL CROW INVESTMENT FUND III, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND IV, L.P.	DELAWARE
TRAMMELL CROW INVESTMENT FUND V, L.P.	DELAWARE
TRAMMELL CROW INVESTMENTS II, INC.	DELAWARE
TRAMMELL CROW INVESTMENTS III, INC.	DELAWARE
TRAMMELL CROW INVESTMENTS V, INC.	DELAWARE
TRAMMELL CROW KANSAS CITY DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW LATIN AMERICA INC.	CAYMAN ISLANDS
TRAMMELL CROW MEDICAL SERVICES, INC.	DELAWARE
TRAMMELL CROW MEXICO S.A. DE C.V.	MEXICO
TRAMMELL CROW MEXICO, INC.	DELAWARE
TRAMMELL CROW MINNESOTA SERVICES, INC.	DELAWARE
TRAMMELL CROW NW, INC.	DELAWARE
TRAMMELL CROW PORTLAND DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW PORTLAND DEVELOPMENT II, INC.	DELAWARE
TRAMMELL CROW PROPERTIES (CANADA), LTD.	ONTARIO
TRAMMELL CROW REALTY SERVICES (ONTARIO), LTD.	CANADA
TRAMMELL CROW RENO DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SAN DIEGO DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SAVILLS (BELGIUM) B.V.B.A.	BELGIUM
TRAMMELL CROW SAVILLS (FRANCE) SAS	FRANCE
TRAMMELL CROW SAVILLS PHILIPPINES, INC.	PHILIPPINES
TRAMMELL CROW SERVICES CANADA, LTD.	CANADA
TRAMMELL CROW SERVICES ONTARIO CANADA, LTD.	CANADA
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF LOS ANGELES, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF ORANGE, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF SAN BERNARDINO, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF SANTA CLARA, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF SAN DIEGO, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF VENTURA, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	CITY OF HARTFORD, CT	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF KENT, DE	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	GEORGIA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	ILLINOIS	BUILDING MAINTENANCE XPERTS
TRAMMELL CROW SERVICES, INC.	DELAWARE	ILLINOIS	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	CITY OF BOSTON, MA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	MINNESOTA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	MISSOURI	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CLARK, NV	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF WASHOE, NV	TRAMMELL CROW COMPANY

TRAMMELL CROW SERVICES, INC.	DELAWARE	NEW HAMPSHIRE	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	NEW JERSEY	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	NEW YORK	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CAMDEN, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CHOWAN, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CRAVEN, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF SAN FRANCISCO, CA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF DARE, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF HALIFAX, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF MARTIN, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF NORTHAMPTON, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF ONSLOW, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PAMLICO, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PASQUOTANK, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PERQUIMANS,NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF PITT, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF CURRITUCK, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	COUNTY OF GATES, NC	TRAMMELL CROW SERVICES
TRAMMELL CROW SERVICES, INC.	DELAWARE	OREGON	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	PENNSYLVANIA	TRAMMELL CROW COMPANY
TRAMMELL CROW SERVICES, INC.	DELAWARE	PENNSYLVANIA	TRAMMELL CROW HIGHER EDUCATION SERVICES, INC.
TRAMMELL CROW SERVICES, INC.	DELAWARE	TEXAS	TRAMMELL CROW HIGHER EDUCATION SERVICES INC.
TRAMMELL CROW SERVICES, INC.	DELAWARE	WILLIAMSBURG/JAMES CITY COUNTY, VA	TRAMMELL CROW COMPANY
TRAMMELL CROW SO. CAL. COMMERCIAL DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SO. CAL. DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW SO. CAL. PROPERTIES, INC.	DELAWARE
TRAMMELL CROW SPECIALTY REALTY, INC.	DELAWARE	GEORGIA	TRAMMELL CROW COMPANY
TRAMMELL CROW TENNESSEE DEVELOPMENT, INC.	DELAWARE
TRAMMELL CROW TULSA DEVELOPMENT, INC.	DELAWARE
TRAMMELL DE MEXICO, S. DE R.L. DE C.V.	MEXICO
USREA, INC.	DELAWARE
USA PARKWAY DISTRIBUTION CENTER, LLC	DELAWARE
WEST OAK CENTER, LTD.	TEXAS
WEST TECH BUSINESS CENTER, LTD.	TEXAS
WEST TECH GP, INC.	DELAWARE
WETMORE DISTRIBUTION HOLDINGS LP	TEXAS